Supplement to the
Fidelity® Select Portfolios®
Financials Sector
April 29, 2023
Prospectus

Effective June 15, 2023, the following information replaces similar information for Brokerage and Investment Management Portfolio found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Pierre Sorel (Co-Portfolio Manager) has managed the fund since 2023.
Nadim Rabaia (Co-Portfolio Manager) has managed the fund since 2023.
It is expected that, effective on or about December 31, 2023,  Mr. Sorel will no longer serve as Co-Portfolio Manager for the fund. At that time, Mr. Rabaia will assume sole portfolio manager responsibilities.
Effective June 15, 2023, the following information replaces similar biographical information for Brokerage and Investment Management Portfolio found in the "Fund Management" section under the "Portfolio Manager(s)" heading.
Nadim Rabaia is Co-Portfolio Manager of Brokerage and Investment Management Portfolio, which he has managed since 2023. Since joining Fidelity Investments in 2015, Mr. Rabaia has worked as an equity research analyst and portfolio manager.
Pierre Sorel is Co-Portfolio Manager of Brokerage and Investment Management Portfolio, which he has managed since 2023. He also manages other funds. Since joining Fidelity Investments in 1998, Mr. Sorel has worked as an equity research analyst and portfolio manager.
It is expected that, effective on or about December 31, 2023,  Mr. Sorel will no longer serve as Co-Portfolio Manager for the fund. At that time, Mr. Rabaia will assume sole portfolio manager responsibilities.
SELFIN-PSTK-0523-135 1.916419.135	May 31, 2023